UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2023 (March 7, 2023)

InterPrivate IV InfraTech Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40153	85-3092174
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 920-0125
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	IPVI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2022, InterPrivate IV InfraTech Partners Inc. (the “Company” or “we”) issued an unsecured convertible promissory note (the “Original Note”) to InterPrivate Acquisition Management IV LLC, our sponsor (the “Sponsor”), pursuant to which the Company may borrow up to $1,500,000 from the Sponsor for ongoing expenses reasonably related to the business of the Company and the consummation of the Business Combination, as defined below. On March 7, 2023, the Company and the Sponsor entered into an amended and restated convertible promissory note (the “Convertible Note”) to extend the due date of the Convertible Note to the earlier of (i) September 9, 2023 and (ii) the effective date of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”) (such earlier date, the “Maturity Date”). All other terms under the Convertible Note will remain the same as the Original Note. As previously disclosed, Ahmed Fattouh, the Company’s Chairman, is the sole managing member of InterPrivate Capital LLC, which is the sole managing member of the Sponsor. Each member of our management team is among the members of the Sponsor.

The foregoing description of the Convertible Note does not purport to be complete and is qualified in its entirety by the provisions of the Convertible Note, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of the Convertible Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Convertible Promissory Note, dated as of March 7, 2023, issued to InterPrivate Acquisition Management IV LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE IV INFRATECH PARTNERS INC.

By:	/s/ Brandon Bentley
	Name:	Brandon Bentley
	Title:	General Counsel

Date: March 8, 2023

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